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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 24, 1997
                                                --------------------------------

                                 MBf USA, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                         0-17458                  73-1326131
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(State or other                     (Commission               (IRS Employer
jurisdiction of              File Number)             Identification
incorporation)                                        Number)



500 Park Boulevard, Suite 1260, Itasca, Illinois                60143
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (630) 285-9191
                                                  ------------------------------

     N/A
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(Former name or former address, if changed since last report)


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ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        MBf USA, Inc. has announced that the closing of the subscription agreement dated May 20, 1997 between the Company and Wembley Rubber Products
(M) Sdn Bhd has been extended to the end of 1997 as a result of the non-fulfillment of certain conditions precedent.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MBf USA, Inc.
                                             (Registrant)



DATE: October 24, 1997                       By:       /s/ Stephen Tan
                                                --------------------------------
                                             Name:     Stephen Tan
                                             Title:    Chief Financial Officer